Acquisition	6 Months Ended
Jun. 30, 2025
Acquisition [Abstract]
ACQUISITION

NOTE 5 — ACQUISITION

On April 25, 2025, ReTo entered into the Share Exchange Agreement to acquire 51% equity interest in MMB, a British Virgin Islands business company, from the Sellers. Pursuant to the Share Exchange Agreement, subject to the terms and conditions set forth therein, the purchase consideration consisted of (i) an amount in cash equal to $3,978,000 and (ii) issuance of 4,680,000 Escrow Earnout Shares at a price $3.88 per share. MMB, through its subsidiaries in the PRC, is engaged in the business of selling craft beer and beer machines in the PRC. The historical consolidated operating results of MMB were not significant to the Company. The MMB acquisition was accounted for as business combination in accordance with ASC 805. Acquisition-related costs incurred for the acquisitions are not material. The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Company.

Amount
Cash	3,196
Accounts receivable, net	44,822
Prepaid expenses and other current assets	244,421
Property and equipment, net	215,198
Goodwill	7,982,271
Total assets	8,489,908

Current liabilities	(689,908)
Total liabilities	(689,908)
49% equity value with non-controlling interests	(3,822,000)
Total consideration	3,978,000